Exhibit 99.2
1 First Quarter 2024 Earnings Conference Call First Quarter 2024 Earnings Conference Call April 30, 2024

2 First Quarter 2024 Earnings Conference Call Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of April 30, 2024. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 13-25 of our Form 10-K filed on February 23, 2024 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 First Quarter 2024 Earnings Conference Call Opening Remarks • We are off to a solid start for the year with Ocean Transportation performing better than expected and Logistics meeting expectations in 1Q24 • Ocean Transportation 1Q24: – Operating income roughly flat YoY – Our China service experienced healthy demand coming out of a more traditional post-Lunar New Year period – higher YoY freight rates, but lower YoY volume – Lower YoY volumes in Hawaii and Alaska primarily due to lower general demand and an additional northbound sailing in the year ago period, respectively – Flat YoY volume in Guam • Logistics 1Q24: – Operating income declined YoY due to continued market softness in transportation brokerage • Raising Outlook for FY 2024: – Now expect consolidated operating income to be modestly higher than $342.8 million achieved in 2023 – higher contribution from Ocean Transportation than in previous outlook

4 First Quarter 2024 Earnings Conference Call Hawaii Service First Quarter 2024 Performance • Container volume decreased 1.7% YoY due to lower general demand • Tourist arrivals in 1Q24 were comparable YoY; Maui tourism remains impacted by last year’s wildfires Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2023 2024 (1.7)% Full Year 2024 Outlook • Expect volume in 2024 to approach the level achieved last year

5 First Quarter 2024 Earnings Conference Call Hawaii Service – Current Business Trends UHERO Projections (3) (1) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2024-02-state.xls (2) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2024-02-maui.xls (3) Source: https://uhero.hawaii.edu/wp-content/uploads/2024/02/24Q1_Forecast.pdf 2024P 2025P 2026P Real GDP 1.5% 2.7% 2.6% Construction Jobs Growth 1.8% 2.3% 3.2% Population Growth (0.1)% 0.0% 0.1% Unemployment Rate 2.7% 2.4% 2.3% Visitor Arrivals (‘000s) % change 9,839.9 2.0% 10,308.4 4.8% 10,630.4 3.1% Select Hawaii Economic Indicators • According to UHERO, the Hawaii economy is projected to grow modestly – Low unemployment rate – Increase in construction activity • Visitor arrivals projected to increase modestly – Continue to recover from the Maui wildfires last year – Gradual return of international visitors Commentary 0 100 200 300 400 500 600 700 800 900 1,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Jan-24 Unemployment Rate Visitor Arrivals (‘000s) Unemployment Rate and Visitor Arrivals by Air Hawaii Unemployment Rate (not seasonally adjusted) (1) Hawaii Visitor Arrivals by Air (1) Maui Visitor Arrivals by Air (2)

6 First Quarter 2024 Earnings Conference Call China Service First Quarter 2024 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 Q1 Q2 Q3 Q4 2023 2024 • Container volume decreased 4.0% YoY – Lower volumes for both CLX and MAX • Higher average freight rates YoY (4.0)%

7 First Quarter 2024 Earnings Conference Call China Service – Current Business Trends • Our China service experienced healthy demand coming out of a more traditional post-Lunar New Year period with a gradual recovery of volume after factories reopened and workers returned – Last year had a more accelerated increase in volume post-Lunar New Year • Currently in the Transpacific marketplace, we continue to see steady U.S. consumer demand • FY 2024 outlook: – Expect improving demand for CLX and MAX services in 2024 as compared to 2023 – Expect average freight rates in 2024 to be higher than 2023 levels • We continue to be focused on maintaining the two fastest and most reliable ocean services in the Transpacific

8 First Quarter 2024 Earnings Conference Call Guam Service First Quarter 2024 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 Q1 Q2 Q3 Q4 2023 2024 • Container volume was flat YoY 0% Full Year 2024 Outlook • Expect continued improvement in the economy with a low unemployment rate and a modest increase in tourism • Expect volume to approximate the level achieved last year

9 First Quarter 2024 Earnings Conference Call Alaska Service First Quarter 2024 Performance • Container volume decreased 5.1% YoY – One less northbound sailing compared to last year – Adjusting for one less sailing, northbound volume was roughly flat and overall Alaska volume decreased 1.7% – volume only decreased 1.7% YoY Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 Q1 Q2 Q3 Q4 2023 2024 (5.1)% Full Year 2024 Outlook • Expect continued economic growth in Alaska supported by a low unemployment rate, jobs growth and lower levels of inflation • Expect volume to approximate the level achieved last year Note: an additional northbound sailing in 1Q23.

10 First Quarter 2024 Earnings Conference Call SSAT Joint Venture First Quarter 2024 Performance Equity in Income of Joint Venture ($ 3.0) ($ 2.0) ($ 1.0) $ 0.0 $ 1.0 $ 2.0 $ 3.0 $ 4.0 $ 5.0 Q1 Q2 Q3 Q4 $ in millions 2023 2024 • Terminal joint venture contribution was $0.4 million; YoY increase of $2.2 million – Primarily due to higher lift volumes Full Year 2024 Outlook • Expect contribution to be higher than 2023 due to an expected increase in lift volumes

11 First Quarter 2024 Earnings Conference Call Matson Logistics First Quarter 2024 Performance Operating Income $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 $ 14.0 $ 16.0 Q1 Q2 Q3 Q4 $ in millions 2023 2024 • Operating income of $9.3 million; YoY decrease of approximately $1.6 million – Lower contribution from transportation brokerage Full Year 2024 Outlook • Expect challenging business conditions for transportation brokerage to continue • Expect operating income to be lower in 2024 than the level achieved in in 2023

12 First Quarter 2024 Earnings Conference Call Financial Results – Summary Income Statement See the Appendix for a reconciliation of GAAP to non-GAAP Financial Metrics. First Quarter Quarters Ended 3/31 Δ ($ in millions, except per share data) 2024 2023 $ % Revenue Ocean Transportation $ 579.0 $ 551.0 $ 28.0 5.1% Logistics 143.1 153.8 (10.7) (7.0)% Total Revenue $ 722.1 $ 704.8 $ 17.3 2.5% Operating Income Ocean Transportation $ 27.6 $ 27.8 ($ 0.2) (0.7)% Logistics 9.3 10.9 (1.6) (14.7)% Total Operating Income $ 36.9 $ 38.7 ($ 1.8) (4.7)% Interest income 8.8 8.2 0.6 7.3% Interest expense (2.2) (4.5) 2.3 (51.1)% Other income (expense), net 1.8 1.8 - 0.0% Income taxes (9.2) (10.2) 1.0 (9.8)% Net Income $ 36.1 $ 34.0 $ 2.1 6.2% 34.6 36.3 (1.7) (4.7)% GAAP EPS, diluted $ 1.04 $ 0.94 $ 0.10 10.6% $ 44.1 $ 41.2 $ 2.9 7.0% EBITDA $ 82.8 $ 81.7 $ 1.1 1.3% Depreciation and Amortization (incl. dry-dock amortization) Weighted Average Number of Shares Outstanding (diluted)

13 First Quarter 2024 Earnings Conference Call Cash Generation and Uses of Cash ($100.0) $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 Cash Flow from Operations Capital Construction Fund (2) Net Borrowings Maint. Capex New Vessel Capex (1) Dividends Share Repurchase (3) Other Cash Outflows Net change in cash $ in millions Last Twelve Months Ended March 31, 2024 $450.4 $20.9 ($46.2) ($53.6) ($214.2) ($44.8) ($162.5) ($14.2) ($64.2) (1) Includes capitalized interest and owner’s items. (2) Includes cash deposits into the Capital Construction Fund (CCF) and interest income on cash deposits and fixed-income securities in the CCF, net of withdrawals for milestone payments. (3) Includes taxes.

14 First Quarter 2024 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $430.5 million(1) – In 1Q24, reduced total debt by $10.1 million (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. Debt Levels Share Repurchase • 1Q24: ~0.4 million shares repurchased for total cost of $48.9 million • On April 19, 2024, Matson received a tax refund of $118.6 for 2021 federal taxes and $10.2 million in earned interest income Tax Refund ($ in millions) ASSETS Cash and cash equivalents $ 25.9 $ 134.0 Other current assets 486.1 468.3 Total current assets 512.0 602.3 Investment in SSAT 85.2 85.5 Property and equipment, net 2,115.7 2,089.9 Intangible assets, net 172.5 176.4 Capital Construction Fund (CCF) 606.8 599.4 Goodwill 327.8 327.8 Other long-term assets 399.9 413.3 Total assets $ 4,219.9 $ 4,294.6 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 39.7 $ 39.7 Other current liabilities 490.8 522.6 Total current liabilities 530.5 562.3 Long-term debt, net of deferred loan fees 379.4 389.3 Other long-term liabilities 936.2 942.3 Total long-term liabilities 1,315.6 1,331.6 Total shareholders’ equity 2,373.8 2,400.7 Total liabilities and shareholders’ equity $ 4,219.9 $ 4,294.6 March 31, December 31, 2024 2023

15 First Quarter 2024 Earnings Conference Call 2024 Outlook FY 2024 Outlook Items Full Year Second Quarter Operating Income: Ocean Transportation To be higher than the $294.8 million achieved in 2023 To be moderately higher than the $82.4 million achieved in the 2Q23 Logistics To be lower than the $48.0 million achieved in 2023 To be lower than the $14.3 million achieved in 2Q23 Consolidated To be modestly higher than the $342.8 million achieved in 2023 To be modestly higher than the $96.7 million achieved in 2Q23 Depreciation and Amortization Approximately $180 million, including $27 million in dry-dock amortization - Interest Income Approximately $45 million Approximately $18 million (includes $10.2 million of interest income from tax refund) Interest Expense (excluding capitalized interest) Approximately $8 million - Other Income/(Expense) Approximately $7 million - GAAP Effective Tax Rate Approximately 22% - Dry-docking Payments Approximately $35 million -

16 First Quarter 2024 Earnings Conference Call Reaffirming Capital Expenditures Outlook ($ in millions) FY 2024 FY 2025 FY 2026 Comments Maintenance and other capital expenditures $110 – 120 $100 – 110 $80 – 90 • Includes Phase II and III work at Sand Island, Honolulu LNG installations and reengining on existing vessels $70 – 80 $10 – 15 - • Manukai currently in drydock for installation of new engine and equipment to operate on LNG and conventional fuels (current estimated total cost $72 million) – currently scheduled to exit drydock in 2H24 • Kaimana Hila LNG install currently expected to start in 2Q24 and last ~5 months (current estimated total cost $47 million) Sub-total maintenance and other capex $180 – 200 $110 – 125 $80 – 90 New vessel construction milestone payments and related costs $75 $380 $360 • Includes owner’s items and capitalized interest expense • Milestone payments are expected to be paid from CCF funds Total $255 – 275 $490 – 505 $440 – 450

17 First Quarter 2024 Earnings Conference Call Appendix

18 First Quarter 2024 Earnings Conference Call Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).